UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): May 1, 2014

KOGETO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51997	65-0637308
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

51 Wooster Street, 2nd Floor
New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 490-8169

Northeast Automotive Holdings, Inc.

2174 Hewlett Avenue, Suite 206

Merrick, New York 11566

______________________________________________________

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Kogeto, Inc.

May 1, 2014

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure.

The information contained in the Operational Update issued by Kogeto, Inc. on May 1, 2014 commenting on the recent completion of its reverse merger, its 2013 financial performance and its operations and product development, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference. The information in this current report (including the exhibit) is furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Operational Update of Kogeto, Inc. issued on May 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOGETO, INC.

Date: May 1, 2014	By:	/s/ Jeff Glasse
Jeff Glasse
Founder and Chief Executive Officer